Exhibit No. 31.1

Certificate  pursuant to Rule  13a-14(a)  or 15d-14(a) of  Securities  Exchange Act of 1934 as adopted  pursuant to section 302 of Sarbanes-Oxley Act of 2002 -  Chief Executive Officer.

I, Frank West certify that:

1.       I have reviewed this quarterly report on Form 10Q of Security Capital Corporation;

2.       Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the  statements  made, in light of the  circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

3.       Based on my  knowledge,  the  financial  statements,  and other  financial  information  included  in this report,  fairly present in all material respects the financial  condition,  results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.       The  registrant's  other  certifying  officer  and I are  responsible  for  establishing  and  maintaining disclosure  controls  and  procedures  (as  defined in  Exchange  Act Rules  13a-15(e)  and  15d-15(e))and
         internal  control over financial  reporting (as defined in Exchange Act Rules 13a - 15(f) and 15d - 15(f))
         for the registrant and have:

         a)       Designed  such  disclosure  controls  and  procedures,  or caused such  disclosure  controls  and procedures to be designed under our  supervision,  to ensure that material  information  relating to the  registrant,  including  its  consolidated  subsidiaries,  is made  known to us by  others within those entities, particularly during the period in which this report is being prepared;

         b)       Designed such internal  control over financial  reporting,  or caused such internal  control over financial  reporting  to be  designed  under our  supervision,  to provide  reasonable  assurance regarding the  reliability of financial  reporting and the  preparation  of financial  statements for external purposes in accordance with generally accepted accounting principles.

         c)       Evaluated  the  effectiveness  of  the  registrant's   disclosure  controls  and  procedures  and
                  presented in this report our conclusions about the  effectiveness of the disclosure  controls and procedures, as of the end of the period covered by this report based on such evaluation; and

         d)       Disclosed  in this  report  any  change  in the  registrant's  internal  control  over  financial reporting that occurred  during the  registrant's  most recent fiscal quarter that has materially affected,  or is reasonably likely to materially affect,  the registrant's  internal control over financial reporting; and

5.       The registrant's  other certifying  officer and I have disclosed,  based on our most recent  evaluation of internal  control over  financial  reporting,  to the  registrant's  auditors  and the audit  committee of registrant's board of directors (or persons performing the equivalent functions):

         a.)      All  significant  deficiencies  and  material  weaknesses  in the design or operation of internal
                  control  over  financial   reporting  which  are  reasonably   likely  to  adversely  affect  the
                  registrant's ability to record, process, summarize and report financial information; and

         b.)      Any fraud,  whether or not  material,  that  involves  management  or other  employees who have a significant role in the registrant's internal control over financial reporting.

DATE: May 10, 2007

                                                                            /s/ Frank West
                                                                            -----------------------------------------
                                                                            Frank West
                                                                            President and Chief Executive Officer

EXHIBIT 31.2

Certificate  pursuant to Rule  13a-14(a)  or 15d-14(a) of  Securities  Exchange Act of 1934 as adopted  pursuant to section 302 of Sarbanes-Oxley Act of 2002 - Cashier and Chief Financial Officer.

I, Connie Woods Hawkins certify that:

1.       I have reviewed this quarterly report on  Form 10Q of Security Capital Corporation;

2.       Based on my  knowledge,  this report does not contain any untrue  statement of a material  fact or omit to state a material fact necessary to make the  statements  made, in light of the  circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

3.       Based on my  knowledge,  the  financial  statements,  and other  financial  information  included  in this report,  fairly present in all material respects the financial  condition,  results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.       The  registrant's  other  certifying  officer  and I are  responsible  for  establishing  and  maintaining disclosure  controls  and  procedures  (as defined in Exchange  Act Rules  13a-15(e)  and  15d-15(e))  and
         internal  control over  financial  reporting (as defined in Exchange Act Rules 13a - 15(f) and  15d-15(f))
         for the registrant and have:

         a)       Designed  such  disclosure  controls  and  procedures,  or caused such  disclosure  controls  and procedures to be designed under our  supervision,  to ensure that material  information  relating to the  registrant,  including  its  consolidated  subsidiaries,  is made  known to us by  others within those entities, particularly during the period in which this report is being prepared;

         b)       Designed such internal  control over financial  reporting,  or caused such internal  control over financial  reporting  to be  designed  under our  supervision,  to provide  reasonable  assurance regarding the  reliability of financial  reporting and the  preparation  of financial  statements for external purposes in accordance with generally accepted accounting principles.

         c)       Evaluated  the  effectiveness  of  the  registrant's   disclosure  controls  and  procedures  and
                  presented in this report our conclusions about the  effectiveness of the disclosure  controls and procedures, as of the end of the period covered by this report based on such evaluation; and

         d)       Disclosed  in this  report  any  change  in the  registrant's  internal  control  over  financial reporting that occurred  during the  registrant's  most recent fiscal quarter that has materially affected,  or is reasonably likely to materially affect,  the registrant's  internal control over financial reporting; and

5.       The registrant's  other certifying  officer and I have disclosed,  based on our most recent  evaluation of internal  control over  financial  reporting,  to the  registrant's  auditors  and the audit  committee of registrant's board of directors (or persons performing the equivalent functions):

         a.       All  significant  deficiencies  and  material  weaknesses  in the design or operation of internal
                  control  over  financial   reporting  which  are  reasonably   likely  to  adversely  affect  the
                  registrant's ability to record, process, summarize and report financial information; and

         b.       Any fraud,  whether or not  material,  that  involves  management  or other  employees who have a significant role in the registrant's internal controls over financial reporting.

DATE:  May 10, 2007
                                                                          /s/ Connie Woods Hawkins
                                                                          -------------------------------------------
                                                                          Connie Woods Hawkins
                                                                          Executive Vice-President, Cashier and
                                                                          Chief Financial Officer